Exhibit 99.2
FINANCIAL HIGHLIGHTS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA) | | RC,1 AT OR FOR THE SIX MONTHS ENDED JUNE 30 2010 2009 WRX CW3,S76,G5,C7 VR,3,0,1,x 2,2 —— Assets $441,242 $422,585 Net loans $307,248 $314,482 Securities $76,539 $72,766 Deposits $329,817 $300,513 Shareholders’ equity $46,776 $44,678 Net income $1,658 $1,602 Earnings per share $0.61 $0.59 Book value per outstanding share $17.10 $16.34 KEY RATIOS | | RC,1 AT OR FOR THE SIX MON THS ENDED JUNE 30 2010 2009 | | WRX CW3,S76,G5,C7 VR,3,0,1,x 2,2 —— Return on average assets 0.76% 0.76% Return on average equity 7.18% 7.24% Net interest margin (tax equivalent) 3.77% 3.93% Net loans to deposits 93.16% 104.65% Allowance for loan loss to total loans 1.48% 1.07% Period-end tangible equity to assets 10.16% 10.16% Efficiency ratio 66.27% 67.92% DIRECTORS | Robert K. Baker Jeffery A. Robb, Sr. vspace Ronald E. Holtman Eddie L. Steiner vspace J. Thomas Lang John R. Waltman Chairman Daniel J. Miller EXECUTIVE OFFICERS Eddie L. Steiner President and Chief Executive Officer Rick L. Ginther President, The Commercial & Savings Bank Paula J. Meiler Chief Financial Officer STOCK PERFORMANCE & DIVIDENDS | | | | CASH QUARTER TRADE PRICE CLOSING DIVIDEND ENDING HIGH LOW PRICE DECLARED 1,5 —— WRX CW5,S52,G5,C7 tableparam width= align= colalign=rt/ 9/30/08 16.25 14.40 15.25 0.18 12/31/08 16.00 14.00 15.00 0.18 3/31/09 14.50 12.25 14.00 0.18 6/30/09 17.00 13.26 16.00 0.18 9/30/09 16.00 14.25 15.20 0.18 12/31/09 15.50 14.57 15.25 0.18 3/31/10 15.95 14.05 14.60 0.1 8 6/30/10 17.00 14.60 15.75 0.18 COMMON STOCK PERFORMANCE QUARTER ENDING ADDITIONAL STOCK INFORMATION STOCK LISTING Common: Symbol — CSBB.OB STOCK TRANSFER Registrar & Transfer Company Attn: Investor Relations 10 Commerce Drive Cranford, NJ 07016 (800) 368-5948 Copies of CSB Bancorp, Inc. S.E.C. Filings may be obtained by writing: Paula J. Meiler, CFO CSB Bancorp, Inc. 91 North Clay Street Millersburg, OH 44654 (330) 674-9015 or (800) 654-9015 “Remember to call CSB for all your financial needs, whether to borrow, save or invest.”

DEAR FELLOW SHAREHOLDER We are pleased to enclose your second quarter dividend of $0.18 per share, unchanged from recent quarters and continuing to pay out approximately one-half of the Company’s earnings in the form of cash dividends. At the midpoint of 2010, net income is 3.6% ahead of last year’s pace. However, very low prevailing interest rates have reduced our yield on interest earning assets, providing a headwind to revenue generation from loan and securities balances. Credit quality within the Company’s loan portfolio remained relatively stable during the quarter, with a modest net recovery of previously charged-off loans and no significant deterioration in delinquencies. We have increased the allowance for loan losses as we expect the extended economic downturn to exert increasing pressure on some borrowers’ ability to repay their loans. Loan demand remains soft and average total loans outstanding have declined about 2% over the past six months as many businesses and individuals appear to be avoiding discretionary borrowing until there is more certainty to the economic recovery. The local and national economies continue to exhibit some signs of improvement, but the pace of recovery is generally slow and is not consistent across all sectors. We do not look for a sharp rebound in economic activity during the remainder of 2010, as current levels of unemployment and “underemployment” remain very high and will take some time to return to historical norms. At the time of this writing, Congress is putting the finishing touches on the Wall Street Reform and Consumer Protection Act. The proposed Act contains new regulations that will increase some operating costs for financial institutions, but at the same time will permanently adopt a $250,000 coverage level for FDIC-insured accounts. Regardless of the Act’s final form, CSB remains committed to providing excellent products and services to our customers and a fair return for our shareholders. CSB’s capital level remains strong, with tangible equity exceeding 10% of total assets. Liquidity also remains high, as the Company had $40 million in cash and cash equivalents on hand at June 30. On behalf of the Board of Directors, | TCX CWX EDDIE STEINER JOHN WALTMAN President and CEO Chairman CSB Bancorp, Inc. CSB Bancorp, Inc. CONSOLIDATED STATEMENTS OF CONDITION (UNAUDITED) | | RC,1 PD (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA) JUNE 30 2010 2009 | | VR,3,0,1,x 2,2 —— ASSETS: Cash and due from banks $39,578 $15,700 Federal funds sold 298 1,691 Securities 76,539 72,766 Loans held for sale 64 1,164 Net loans 307,248 314,482 Premises & equipment, net 8,122 8,244 Other assets 9,393 8,538 —— TOTAL ASSETS $441,242 $422,585 ==== vspace LIABILITIES: Deposits $329,817 $300,513 Securities sold under agreements to repurchase 31,089 24,918 Other borrowings 31,955 50,262 Other liabilities 1,605 2,214 —— TOTAL LIABILITIES $394,466 $377,907 -— vspace SHAREHOLDERS’ EQUITY: Common stock $18,629 $18,629 Additional paid-in capital 9,994 9,990 Retained earnings 21,820 20,341 Treasury stock (5,015) (5,015) Accumulated other comprehensive income 1,348 733 —— TOTAL SHAREHOLDERS’ EQUITY $46,776 $44,678 —— TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $441,242 $422,585 ===== CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED) | | | | PD RC,1 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA) THREE MONTHS ENDED JUNE 30 SIX MONTHS ENDED JUNE 30 2010 2009 2010 2009 2,4 —— VR,3/4/5,0,1,x INTEREST INCOME: Interest and fees on loans $4,286 $4,582 $8,588 $9,203 Interest on securities 729 877 1,564 1,833 Other interest income 14 6 33 9 -— TOTAL INTEREST INCOME 5,029 5,465 10,185 11,045 -— vspace INTEREST EXPENSE: Interest on deposits 876 1,134 1,752 2,297 Other interest expense 320 499 719 1,022 -— TOTAL INTEREST EXPENS E 1,196 1,633 2,471 3,319 —— Net interest income 3,833 3,832 7,714 7,726 Provision for loan losses 239 394 758 635 Net interest inco me af